UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 8, 2006

Micron Technology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10658	75-1618004
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way Boise, Idaho 83716-9632
(Address of Principal Executive Offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement.

The Merger Agreement

On March 8, 2006, Micron Technology, Inc., a Delaware corporation (“Micron”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with March 2006 Merger Corp., a Delaware corporation and direct wholly-owned subsidiary of Micron (“Merger Sub”) and Lexar Media, Inc., a Delaware corporation (“Lexar”).  The Merger Agreement contemplates that, subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Lexar, with Lexar continuing after the merger as the surviving corporation (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock of Lexar will be converted into the right to receive 0.5625 shares of Micron common stock, par value $0.10 per share (the "Exchange Ratio"), and each issued, outstanding, unexpired and unexercised Lexar employee stock option that has an exercise price per share of $9.00 or less will be converted into Micron employee stock options using the Exchange Ratio.

The Board of Directors of Lexar (the “Board”) has unanimously approved the Merger Agreement.  Lexar and Micron have made customary representations, warranties and covenants in the Merger Agreement.  Lexar’s covenants include, among others, that (i) Lexar will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the effective time of the Merger, (ii) Lexar will not engage in certain types of transactions during such interim period, (iii) Lexar will call, hold and convene a meeting of the Lexar stockholders to be held to consider adoption of the Merger Agreement, (iv) subject to certain exceptions, the Board will recommend to Lexar’s stockholders that they adopt the Merger Agreement, (v) Lexar will not solicit proposals relating to alternative business combination transactions, and (vi) subject to certain exceptions, Lexar will not enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

Lexar and Micron intend to file a prospectus/proxy statement in connection with the meeting of Lexar stockholders to be held with respect to the proposed Merger.  Completion of the Merger is subject to customary closing conditions, including, among other things, (i) adoption of the Merger Agreement by Lexar’s stockholders; (ii) expiration or termination of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act; (iii) absence of any order or injunction prohibiting the consummation of the Merger; (iv) the accuracy of the representations and warranties of the each party; and (v) compliance of each party with its covenants.

The Merger Agreement contains certain termination rights for both Micron and Lexar, and further provides that, upon termination of the Merger Agreement under specified circumstances, Lexar may be required to pay Micron a termination fee.

This description of the Merger Agreement is qualified in its entirety by the terms and conditions of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

The Voting Agreements

In connection with the execution of the Merger Agreement, Lexar’s executive officers and each member of the Board, in their capacities as stockholders, entered into a Voting Agreement with Micron (each, a “Voting Agreement”), pursuant to which, among other things, each executive officer of Lexar and member of the Board agreed with Micron to vote in favor of the Merger and agreed not to dispose of any of shares common stock held by such executive officer or member of the Board prior to the consummation of the Merger.  The Voting Agreements will terminate upon the earlier of the consummation of the Merger or the termination of the Merger Agreement.  This description of the Voting Agreements is qualified in its entirety by the terms and conditions of the Voting Agreements, a form of which is filed as Exhibit 2.2 hereto, and is incorporated herein by reference.

The Merger Agreement and the Voting Agreements provide investors with information regarding their terms.  They are not intended to provide any other factual information about Micron or Lexar.  In addition, the Merger

Agreement contains representations and warranties of each of the parties to the Merger Agreement and the assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties delivered in connection with the execution of the Merger Agreement.  The parties reserve the right to, but are not obligated to, amend or revise the Merger Agreement or the disclosure schedules.  In addition, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality different from those generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

Additional Information about the Merger and Where to Find It

Micron and Lexar intend to file with the SEC a prospectus/proxy statement and other relevant materials in connection with the proposed acquisition of Lexar by Micron pursuant to the terms of an Agreement and Plan of Merger by and among Micron, March 2006 Merger Corp., a wholly-owned subsidiary of Micron, and Lexar.  The prospectus/proxy statement will be mailed to the stockholders of Lexar.  Investors and security holders of Lexar are urged to read the prospectus/proxy statement and the other relevant materials when they become available because they will contain important information about Micron, Lexar and the proposed merger.  The prospectus/proxy statement and other relevant materials (when they become available), and any other documents filed by Micron or Lexar with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Micron by contacting Micron Investor Relations, Kipp Bedard, (208) 368-4465.  Investors and security holders may obtain free copies of the documents filed with the SEC by Lexar by contacting Lexar Investor Relations, Diane Carlini, (510) 580-5604.  Investors and security holders of Lexar are urged to read the prospectus/proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Micron, Steven Appleton, Micron’s Chairman, Chief Executive Officer and President, and certain of Micron’s other executive officers may be deemed to be participants in the solicitation of proxies of Lexar stockholders in connection with the proposed merger.  Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Mr. Appleton and certain of Micron’s other executive officers in the solicitation by reading the prospectus/proxy statement when it becomes available.

Lexar, Eric Stang, Lexar’s Chairman, Chief Executive Officer and President, and Lexar’s other directors and executive officers may be deemed to be participants in the solicitation of proxies of Lexar stockholders in connection with the proposed merger.  Such individuals may have interests in the proposed merger, including as a result of holding options or shares of Lexar common stock.  Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Mr. Stang and Lexar’s other directors and executive officers in the solicitation by reading the prospectus/proxy statement when it becomes available.

This Form 8-K and its attachments contains forward-looking statements that involve risks and uncertainties concerning Micron’s proposed acquisition of Lexar Media, Inc., Micron’s expected financial performance, as well as Micron’s strategic and operational plans.  Actual events or results may differ materially from those described in this Form 8-K due to a number of risks and uncertainties.  The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed; the reaction of customers of Micron and Lexar to the transaction; Micron’s ability to successfully integrate Lexar’s operations and employees; and general economic conditions. In addition, please refer to the documents that Micron and Lexar file with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. The filings by each of Micron and Lexar identify and address other important factors that could cause their respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this Form 8-K. Micron and Lexar are under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

ITEM 9.01             Financial Statements and Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, by and among Micron Technology, Inc., March 2006 Merger Corp. and Lexar Media, Inc., dated as of March 8, 2006.
2.2	Form of Voting Agreement, by and among Micron Technology, Inc. and certain stockholders of Lexar Media, Inc., dated as of March 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: March 10, 2006	By:	/s/ W.G. Stover, Jr.
	Name:	W.G. Stover, Jr.
	Title:	Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, by and among Micron Technology, Inc., March 2006 Merger Corp. and Lexar Media, Inc., dated as of March 8, 2006.
2.2	Form of Voting Agreement, by and among Micron Technology, Inc. and certain stockholders of Lexar Media, Inc., dated as of March 8, 2006.